UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014 (November 6, 2014)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On November 6, 2014, NewLink Genetics Corporation, a Delaware corporation (the “Company”), issued a press release reporting financial results for the third quarter ended September 30, 2014 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP general and administrative expense to adjusted general and administrative expense for the three months ended September 30, 2014 and 2013 and the twelve months ended September 30, 2014 and 2013.

The Press Release, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Discussion of Adjusted Financial Measure

In addition to our GAAP results, we provide adjusted general and administrative expense consisting of total general and administrative expense excluding the expense associated with our chief financial officer transition.

The Company believes that the presentation of adjusted general and administrative expense provides important supplemental information to management and investors relating to the Company's results of operations. Management uses this non-GAAP financial measure when evaluating operating performance because we believe that the inclusion of the expense surrounding the chief financial officer transition was an extraordinary occurrence that varies significantly from projected expense and providing this supplemental information facilitates comparability of our results of operations from period to period. We have chosen to provide this information to investors so they can analyze our results of operations in the same way as management and use this information in their assessment and valuation of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 6, 2014, entitled “NewLink Genetics Corporation Reports Third Quarter 2014 Financial Results”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    November 6, 2014

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated November 6, 2014, entitled “NewLink Genetics Corporation Reports Third Quarter 2014 Financial Results”